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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 MARCH 29, 2001

                            AAMES CAPITAL CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 2001-1
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             (Exact name of Registrant as specified in its charter)

         CALIFORNIA                     333-54184                95-4438859
--------------------------------    ------------------     ---------------------
(State or other jurisdiction           (Commission           (I.R.S.  employer
of incorporation)                      file number)          identification no.)


350 SOUTH GRAND AVENUE, 52ND FLOOR
LOS ANGELES, CALIFORNIA                                         90071
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(Address of principal executive offices)                      (ZIP Code)


                                 (323) 210-5000
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               Registrant's telephone number, including area code


                                       N/A
                     --------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events
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         Aames Capital Corporation (the "Transferor") registered up to
         $2,003,994,800 aggregate principal amount of asset-backed certificates and asset-backed bonds under Rule 415 of the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on form S-3, including a prospectus (Registration Statement File No. 333-54184) (the "Registration Statement"). Pursuant to the Registration Statement, the Transferor filed a Prospectus Supplement, dated March 13, 2001, and a Prospectus, dated March 13, 2001 (together, the "Prospectus"), relating to $150,000,000 (approximate) aggregate principal amount of Mortgage Pass-Through Certificates, Series 2001-1 (the "Certificates"), issued by Aames Mortgage Trust 2001-1 (the "Trust") on March 29, 2001 (the "Closing Date"). The Certificates consist of the Class A-1, Class A-2, Class A-IO, Class M-1, Class M-2 and Class B Certificates (collectively, the "Offered Certificates"), Class R Certificates, Class P Certificates and Class C Certificates (the "Class R Certificates, " the "Class P Certificates" and "Class C Certificates", respectively, and collectively with the Offered Certificates, the "Certificates"). Only the Offered Certificates were offered by the Prospectus.

         The Certificates represent undivided beneficial ownership interests in the Trust, which was created pursuant to the Pooling and Servicing Agreement dated as of March 1, 2001 (the "Pooling and Servicing Agreement") between the Transferor, as sponsor, Countrywide Home Loans, as servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee").

         This Current Report on Form 8-K is being filed to file a revised copy of the Pooling and Servicing Agreement executed in connection with the issuance of the Certificates.

         Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under file number 333-54184.

Item 7.  Financial Statements: Pro Forma Financial Information and
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         Exhibits.
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         (a) Not applicable.



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         (b) Not applicable.

         (c) Exhibits:

         4.1 Revised Pooling and Servicing Agreement












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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AAMES CAPITAL CORPORATION

                                          By: /s/ Jon Van Deuren
                                             --------------------------
                                                  Jon Van Deuren
                                                  Senior Vice President

     Dated: May 2, 2001




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                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibit
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4.1            Revised Pooling and Servicing Agreement












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